Exhibit 32.1

CERTIFICATION of CEO and CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of FS Investment Corporation (the “Company”) for the nine months ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), Michael C. Forman, as Chief Executive Officer of the Company, and William Goebel, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-Q of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2015

/s/ Michael C. Forman
Michael C. Forman Chief Executive Officer

/s/ William Goebel
William Goebel Chief Financial Officer